UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

HERC HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33139	20-3530539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27500 Riverview Center Blvd.

Bonita Springs, Florida 34134

(Address of principal executive offices and zip code)

(239) 301-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS.

On May 15, 2025, Herc Holdings Inc. (the “Company”) issued a press release announcing a proposed private offering of senior unsecured notes (the “Offering”), and a subsequent press release announcing the pricing of $1,650 million aggregate principal amount of 7.000% senior unsecured notes due 2030 (the “2030 Notes”) and $1,100 million aggregate principal amount of 7.250% senior unsecured notes due 2033 (the “2033 Notes” and, together with the 2030 Notes, the “notes”) to be issued by Herc Holdings Escrow, Inc., a wholly owned subsidiary of the Company (the “Escrow Issuer”). The notes were offered pursuant to Rule 144A and Regulation S under the Securities Act of 1933. The notes have not been, and will not be, registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Offering is part of the financing for the Company’s previously announced proposed acquisition (the “Acquisition”) of H&E Equipment Services, Inc. (“H&E”). To the extent the Offering does not close concurrently with the Acquisition, the Escrow Issuer, which was created solely to issue the notes, will deposit the gross proceeds of the Offering into segregated escrow accounts until the date that certain escrow release conditions are satisfied. Upon the closing of the Acquisition, the Escrow Issuer will merge with and into the Company, and, to the extent the Offering does not close concurrently with the Acquisition, the escrow proceeds will be released. The Company will thereupon assume the obligations under the notes. Upon the closing of the Acquisition, the notes will be guaranteed on a senior unsecured basis, subject to limited exceptions, by the Company’s current and future domestic subsidiaries, including Herc Rentals Inc. and each of H&E and its current and future domestic subsidiaries.

Upon the closing of the Acquisition and release of the net proceeds of the Offering from the escrow accounts (if applicable), the Company intends to use the net proceeds from the Offering, together with the proceeds of other financing transactions related to the Acquisition, to (i) finance the consummation of the Acquisition pursuant to the Agreement and Plan of Merger, dated February 19, 2025, by and among the Company, HR Merger Sub Inc., a direct wholly owned subsidiary of the Company, and H&E (the “Merger Agreement”), (ii) fund the redemption of existing outstanding indebtedness of H&E, and (iii) pay related fees, costs, premiums and expenses in connection with these transactions.

Copies of the press releases regarding the launch and pricing of the Offering are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell, a solicitation to buy or an offer to purchase or sell any securities. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offer, or solicitation to buy, if at all, will be made only by means of a confidential offering memorandum. This Current Report on Form 8-K does not constitute a notice of redemption of outstanding indebtedness.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Herc Holdings Inc., dated May 15, 2025 announcing proposed private offering of senior unsecured notes.

99.2	Press Release of Herc Holdings Inc., dated May 15, 2025 announcing pricing of senior unsecured notes.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This communication includes “forward-looking statements,” within the meaning of Section 21E of the Securities Exchange Act, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements related to the Company, H&E and the proposed Acquisition of H&E by the Company that involve substantial risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this communication include, among other things, statements about the potential benefits of the proposed transaction, the Company’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of each of the Company and H&E, expected valuation and re-rating opportunities for the combined company, and the anticipated timing of closing of the proposed transaction. Forward-looking statements are generally identified by the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” “looks,” and future or conditional verbs, such as “will,” “should,” “could” or “may,” as well as variations of such words or similar expressions. All forward-looking statements are based upon our current expectations and various assumptions and apply only as of the date of this communication. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that our expectations, beliefs and projections will be achieved or that the completion and anticipated benefits of the proposed transaction can be guaranteed, and actual results may differ materially from those projected. You should not place undue reliance on forward-looking statements.

There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from those suggested by our forward-looking statements, including, but not limited to, (i) the possibility that the sufficient number of H&E’s shares are not validly tendered into the tender offer to meet the minimum condition; (ii) the Company’s ability to implement its plans, forecasts and other expectations with respect to H&E’s business after the completion of the proposed transaction and realized expected synergies; (iii) the ability to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; (iv) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (v) problems may arise in successfully integrating the businesses of the Company and H&E, including, without limitation, problems associated with the potential loss of any key employees, customers, suppliers and other counterparties of H&E; (vi) the proposed transaction may involve unexpected costs, including, without limitation, the exposure to any unrecorded liabilities or unidentified issues during the due diligence investigation of H&E or that are not covered by insurance, as well as potential unfavorable accounting treatment and unexpected increases in taxes; (vii) the Company’s business may suffer as a result of uncertainty surrounding the proposed transaction, any adverse effects on our ability to maintain relationships with customers, employees and suppliers; (viii) the occurrence of any event, change to other circumstances that could give rise to the termination of the Merger Agreement, the failure of the closing conditions included in the Merger Agreement to be satisfied, or any other failure to consummate the proposed transaction; (ix) any negative effects of the announcement of the proposed transaction of the financing thereof on the market price of the Company common stock or other securities; (x) the industry may be subject to future risks including those set forth in the “Risk Factors” section in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and in the other filings with the SEC by each of the Company and H&E; and (xi) Herc may not achieve its valuation or re-rating opportunities. The foregoing list of factors is not exhaustive. Investors should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company and H&E, including those described in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and in the other filings with the SEC by each of the Company and H&E. All forward-looking statements are expressly qualified in their entirety by such cautionary statements. We undertake no obligation to update or revise forward-looking statements that have been made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, except as may be required by applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERC HOLDINGS INC.
(Registrant)

By:	/s/ Mark Humphrey
Name:	Mark Humphrey
Title:	Senior Vice President and Chief Financial Officer

Date: May 15, 2025